UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Clayton Williams Energy, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 7, 2016. CLAYTON WILLIAMS ENERGY, INC. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of CLAYTON WILLIAMS ENERGY, INC. 6 DESTA DRIVE - SUITE 6500 MIDLAND, TEXAS 79705-5519 the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E08009-P78644 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:April 8, 2016 Date: June 7, 2016Time: 1:00 PM CDT Location: ClayDesta Conference Center 6 Desta Drive, Suite 6550 Midland,Texas 79705-5519

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E08010-P78644 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials AAvvaaiillaabbllee ttooVVIEIEWWoorrRREECCEEIVIVEE: : I. NOTICE AND PROXY STATEMENTII. 2015 ANNUAL REPORT How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 24, 2016 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following nominees: 1. Election of Directors Nominees: 01) Clayton W. Williams, Jr. 02) Davis L. Ford The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5: 2. Approval of increases in the Company’s common stock issuable on exercise of warrants. 3. Approval of the Company’s Long Term Incentive Plan with a maximum number of available shares issuable under the Company’s Long Term Incentive Plan equal to 1,400,000. Approval of the material terms of the Company’s Long Term Incentive Plan for purposes of complying with the shareholder approval requirements of Section 162(m) of the Internal Revenue Code. 4. 5. Advisory vote on the selection of KPMG LLP as independent auditors for 2016. NOTE: WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED. IF NO INSTRUCTION IS INDICATED, IT WILL BE VOTED "FOR" ALL NOMINEES IN PROPOSAL 1, "FOR" PROPOSALS 2, 3, 4 AND 5 AND IN THE PROXIES' DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. E08011-P78644 Voting Items

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